EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

      In connection with the Quarterly Report of SiVault Systems, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Mahoney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that;

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  June 15, 2006                                  /s/ John Mahoney
                                                       -----------------------
                                                       John Mahoney
                                                       Chief Executive Officer


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